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                                                                    EXHIBIT 10.5

                        GOAMERICA COMMUNICATIONS CORP.

                               EMPLOYEE-AT-WILL
                     INVENTION ASSIGNMENT, CONFIDENTIALITY
                        AND NON-SOLICITATION AGREEMENT

     In consideration of my employment or continued employment by GoAmerica Communications Corp., a Delaware corporation or any subsidiary or parent corporation thereof (the "Company"), I hereby represent and agree as follows:

     1. I understand that the Company is, and during the time of my active employment was, engaged in the business of providing wireless internet service and that I may have or had access to or acquire or acquired information with respect to Confidential Information (as defined below), including software, processes and methods, development tools, scientific, technical and/or business innovations.

     2.  Disclosure of Innovations.  I agree to disclose in writing to the
         -------------------------
Company all inventions, improvements and other innovations of any kind that I may have made, conceived, developed or reduced to practice, alone or jointly with others, during the term of my employment with the Company, whether or not they are related to my work for the Company and whether or not they are eligible for patent, copyright, trademark, trade secret or other legal protection ("Innovations"). Examples of Innovations shall include, but are not limited to, discoveries, research, inventions, formulas, techniques, processes, know-how, marketing plans, new product plans, production processes, advertising, packaging and marketing techniques and improvements to computer hardware or software.

     3.  Assignment of Ownership of Innovations.  I agree that all Innovations
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are the sole and exclusive property of the Company and I hereby assign all of my rights, title or interest in the Innovations and in all related patents, copyrights, trademarks, trade secrets, rights of priority and other proprietary rights to the Company. At the Company's request and expense, during and after the period of my employment with the Company, I will assist and cooperate with the Company in all respects and will execute documents, and, subject to my reasonable availability, give testimony and take further acts requested by the Company to obtain, maintain, perfect and enforce for the Company patent, copyright, trademark, trade secret and other legal protection for the Innovations. I hereby appoint the President and Chief Executive Officer of the Company as my attorney-in-fact to execute documents on my behalf for this purpose. I have attached hereto as Exhibit "A" a list of Innovations as of the date hereof which belong to me and which are not assigned to the Company hereunder (the "Prior Innovations"), or, if no such list is attached, I represent that there are no Prior Innovations.
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     4.  Protection of Confidential Information of the Company. I understand
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that my work as an employee of the Company created a relationship of trust and confidence between myself and the Company. During and after the period of my employment with the Company, I will not use or disclose or allow anyone else to use or disclose any "Confidential Information" (as defined below) relating to the Company, its products, suppliers or customers except as may be necessary in the performance of my work for the Company or as may be authorized in advance by appropriate officers of the Company. "Confidential Information" shall include
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methodologies, processes, tools, innovations, business strategies, financial information, forecasts, personnel information, customer lists, trade secrets and any other non-public technical or business information, whether in writing or given to me orally, which I know or have reason to know the Company would like to treat as confidential for any purpose, such as maintaining a competitive advantage or avoiding undesirable publicity. I will keep Confidential Information secret and will not allow any unauthorized use of the same, whether or not any document containing it is marked as confidential. These restrictions, however, will not apply to Confidential Information that has become known to the public generally through no fault or breach of mine or that the Company regularly gives to third parties without restriction on use or disclosure. Upon termination of my work with the Company, I will promptly deliver to the Company all documents and materials of any nature pertaining to my work with the Company and I will not take with me any documents or materials or copies thereof containing any Confidential Information.

     5.  Non-Solicitation.  I understand that my work as an employee of the
         ----------------
Company created a relationship of trust and confidence between myself and the Company. During and for a period of two years after the period of my employment with the Company, I will not request or otherwise attempt to induce or influence, directly or indirectly, any present customer or supplier, or prospective customer or supplier, of the Company, or other persons sharing a business relationship with the Company to cancel, to limit or postpone their business with the Company, or otherwise take action which might be to the material disadvantage of the Company. During and for a period of two years after the period of my employment with the Company, I will not hire or solicit for employment, directly or indirectly, or induce or actively attempt to influence, any Employee of the Company or any Affiliate of the Company, as such term is defined in the Securities Act of 1933, as amended, to terminate his or her employment or discontinue such person's consultant, contractor or other business association with the Company.

     6.  Other Agreements.  I represent that my performance of all the terms of
         ----------------
this Agreement and my duties as an employee of the Company will not breach any invention assignment agreement, confidential information agreement, non-competition agreement or other agreement with any former employer or other party. I represent that I have not and will not bring with me to the Company or use in the performance of my duties for the Company any documents or materials of a former employer that are not generally available to the public.

     7.  Disclosure of this Agreement.  I hereby authorize the Company to notify
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others, including but not limited to customers of the Company and any of my future employers, of the terms of this Agreement and my responsibilities hereunder.

     8.  Injunctive Relief.  I understand that in the event of a breach or
         ------------------
threatened breach of this Agreement by me the Company may suffer irreparable harm and monetary damages alone

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would not adequately compensate the Company. The Company will therefore be entitled to injunctive relief to enforce this Agreement.

     9.  Enforcement and Severability.  I acknowledge that each of the
         ----------------------------
provisions in this Agreement are separate and independent covenants. I agree that if any court shall determine that any provision of this Agreement is unenforceable with respect to its term or scope such provision shall nonetheless be enforceable by any such court upon such modified term or scope as may be determined by such court to be reasonable and enforceable. The remainder of this Agreement shall not be affected by the unenforceability or court ordered modification of a specific provision.

     10. Governing Law.  The laws of the State of New Jersey shall govern the
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interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.

     11. Superseding Agreement.  I understand and agree that this Agreement
         ---------------------
contains the entire agreement of the parties with respect to subject matter hereof and supersedes all previous agreements and understandings between the parties with respect to its subject matter.

     12. Acknowledgments.  I acknowledge that I have read this agreement, was
         ---------------
given the opportunity to ask questions and sufficient time to consult an attorney and I have either consulted an attorney or affirmatively decided not to consult an attorney. I understand that my obligations under this Agreement survive the termination of my employment with the Company.

     I UNDERSTAND THAT I AM AN EMPLOYEE-AT-WILL WITH THE COMPANY, MEANING THAT EITHER I OR THE COMPANY IS COMPLETELY FREE TO TERMINATE OUR EMPLOYMENT RELATIONSHIP AT ANY TIME AND FOR ANY REASON OR FOR NO REASON, WITHOUT INCURRING ANY OBLIGATIONS OR LIABILITIES OF ANY KIND WHATSOEVER. I FURTHER ACKNOWLEDGE THAT I HAVE HAD A FULL OPPORTUNITY TO REVIEW THIS AGREEMENT AND CONSULT WITH COUNSEL OF MY CHOICE IF I SO CHOOSE REGARDING ITS TERMS, AND THAT I AM FREELY ENTERING THIS AGREEMENT WITH A FULL UNDERSTANDING OF ITS EFFECTS. I FURTHER UNDERSTAND THAT THIS AGREEMENT SUPERSEDES ANY AND ALL PRIOR OR CONTEMPORANEOUS REPRESENTATIONS OR AGREEMENTS, WHETHER ORAL, WRITTEN, OR IMPLIED, AND MAY NOT BE MODIFIED IN ANY WAY EXCEPT BY A SIGNED WRITING WHICH SPECIFICALLY REFERS TO THIS AGREEMENT AND IS SIGNED BY AN OFFICER OR OTHER DULY AUTHORIZED REPRESENTATIVE OF THE COMPANY.

                                 ************

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written below.



Date: _________________                 _____________________________________
                                        Name of Employee:

                                   Address: ___________________________________
                                            ___________________________________
                                            ___________________________________
                                            ___________________________________



                                            GoAmerica Communications Corp.


Date: _________________                     By:______________________________


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                                 EXHIBIT  "A"

                              Prior Innovations: